UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2026

Wealthfront Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42987	20-8280144

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

261 Hamilton Avenue Palo Alto, California	94301

(Address of principal executive offices)	(Zip Code)

(844) 995-8437
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	WLTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Annual Meeting of Stockholders

On June 23, 2026, Wealthfront Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on two proposals at the Annual Meeting, each of which is described below as well as more fully in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 11, 2026. 121,142,898 shares of common stock, representing approximately 81.03% of the total outstanding shares entitled to vote at the Annual Meeting, were present virtually or represented by proxy, which constituted a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.To elect each of David Fortunato and Andrew S. Rachleff as a Class I director to serve until the Company’s 2029 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement, or removal.
2.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027.

The final voting results for each of these proposals are as follows:

Proposal One: Election of Class I Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Fortunato	111,080,627	6,619,672	3,442,599
Andrew S. Rachleff	110,314,842	7,385,457	3,442,599

Each of the two nominees for director was elected to serve until the Company’s 2029 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement, or removal.

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,824,845	74,853	243,200	0

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending January 31, 2027.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wealthfront Corporation

Date:	June 24, 2026	By:	/s/ Alan Imberman
Name: Alan Imberman
Title: Chief Financial Officer